GATEWAY DATA SCIENCES CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                      (as amended through December 6, 1996)

                                    ARTICLE I
                                     PURPOSE

                  1.1 Name. This Stock Purchase Plan shall be known as the Employee Stock Purchase Plan (the "Plan") and is dated as of February 15, 1996.

                  1.2 Purpose. The Plan is intended to provide a method whereby employees of Gateway Data Sciences Corporation, an Arizona corporation (the "Company"), and one or more of its Corporate Affiliates will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

                  1.3 Qualification. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                  1.4 Definitions. Capitalized terms used in this Agreement are defined in Article X.

                                   ARTICLE II
                                 ADMINISTRATION

                  The Plan shall be administered by a committee (the "Plan Administrator") comprised of two or more non-employee Board members appointed from time to time by the Board. The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of
Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
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                                   ARTICLE III
                                OFFERING PERIODS

                  3.1 General. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods (each, an "Offering Period"), each to be of a duration of 24 months or less as designated by the Plan Administrator prior to the start date until such time as
(a) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (b) the Plan shall have been sooner terminated in accordance with Article VIII. The initial Offering Period shall commence upon that date specified by the Board, which date must occur after the first date that any equity security of the Company becomes registered under
Section 12 of the Securities Exchange Act of 1934. After the termination of the initial Offering Period, successive Offering Periods shall commence as designated by the Plan Administrator.

                  3.2 Shareholder Approval. Under no circumstances shall any Offering Period commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (a) the Plan shall have been approved by the Company's shareholders and (b) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange or trading market on which shares of the Common Stock are listed and all other applicable statutory and regulatory requirements.

                  3.3 Purchase Rights. Each Participant shall be granted a separate purchase right for each Offering Period in which he/she participates. The purchase right shall be granted on the Entry Date on which such individual first joins the Offering Period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last business day of December and June of each year. Accordingly, each purchase right may be exercised up to two times each calendar year it remains outstanding.

                  3.4 No Obligation for Successive Period. The acquisition of Common Stock pursuant to this Plan for any Offering Period shall neither limit nor require the acquisition of Common Stock by the Participant in any subsequent Offering Period.

                                   ARTICLE IV
                          ELIGIBILITY AND PARTICIPATION

                  4.1  Employee   Eligibility.   Each  Eligible  Employee  of  a
Participating Company shall be eligible to participate in the Plan in accordance with the following provisions:

                           (a)  Eligible  Employee  with 30 Days of  Service  on
Start Date. An individual who is an Eligible Employee with at least 30 days of Service prior to the Start Date of the Offering Period may enter that Offering Period on such Start Date, provided he/she enrolls in the Offering Period on or before such date in accordance with Section 4.2 below.
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That Start Date shall then become such individual's  Entry Date for the Offering
Period, and on that date such individual shall be granted his/her purchase right for the Offering Period. Should any such Eligible Employee not enter the Offering Period on the Start Date, then he/she may not subsequently join that particular Offering Period on any later date.

                           (b) Eligible  Employee  without 30 Days of Service on
Start Date. An individual who is an Eligible Employee with less than 30 days of Service on the Start Date of any Offering Period may subsequently enter that Offering Period on the first Semi-Annual Entry Date on which he/she is an Eligible Employee with at least thirty (30) days of Service, provided he/she enrolls in the Offering Period on or before such Semi-Annual Entry Date in accordance with Section 4.2 below. That Semi-Annual Entry Date shall then become such individual's Entry Date for the Offering Period, and on that date such individual shall be granted his/her purchase right for the Offering Period. Should such an Eligible Employee not enter the Offering Period on the first Semi-Annual Entry Date on which he/she is eligible to join the Offering Period, then he/she may not subsequently join that particular Offering Period on any later date.

                  4.2 Enrollment. To participate for a particular Offering Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

                  4.3 Payroll Deduction Amount. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent of the Earnings paid to the Participant during each Semi-Annual Period of Participation within the Offering Period, up to a maximum of 10 percent. The deduction rate so authorized shall continue in effect for the remainder of the Offering Period, except to the extent such rate is changed in accordance with the following guidelines:

                           (a) Reductions During Period. Any Participant may, at
any time during a Semi-Annual Period of Participation, reduce his/her rate of payroll deduction. Such reduction shall become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator (or its designate), but the Participant may not effect more than one such reduction during the same Semi-Annual Period of Participation.

                           (b)  Increases/Decreases  for Subsequent Periods. Any
Participant may, prior to the commencement of any new Semi-Annual Period of Participation within the Offering Period, increase or decrease the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator (or its designate). The new rate shall become effective as of the first date of the first Semi-Annual Period of Participation following the filing of such form.
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                  4.4 Termination of Payroll Deductions. Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of Article VI below.

                                    ARTICLE V
                              STOCK SUBJECT TO PLAN

                  5.1 Shares  Available.  The Common Stock purchasable under the
Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares of Common Stock purchased on the open market. The total number of shares which may be issued over the term of the Plan shall not exceed 200,000 shares (subject to adjustment under Section 5.2 below).

                  5.2 Adjustments. In the event any change is made to the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (a) the class and maximum number of securities issuable over the term of the Plan, (b) the class and maximum number of securities purchasable per Participant during any one Semi-Annual Period of Participation, and (c) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

                                   ARTICLE VI
                                 PURCHASE RIGHTS

                  6.1 Purchase Right. An Eligible Employee who participates in the Plan for a particular Offering Period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such Offering Period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  6.2 Purchase Price. Common Stock shall be issuable at the end of each SemiAnnual Period of Participation within the Offering Period at a purchase price equal to 85 percent of the lower of (a) the fair market value per share on the Participant's Entry Date into that Offering Period or (b) the fair market value per share on the Semi-Annual Purchase Date on which such Semi-Annual Period of Participation ends. However, for each Participant whose Entry Date is other than the Start Date of the Offering Period, the clause (a) amount shall in no event be less than the fair market value of the Common Stock on the Start Date of that Offering Period.
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                  6.3 Calculation of Fair Market Value of Common Stock. The fair market value of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (a) If the Common  Stock is not at the time listed or
admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           (b) If the  Common  Stock  is at the time  listed  or
admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (c) If the Common Stock at the time is neither listed
nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

                  6.4 Number of Purchasable Shares. The number of shares purchasable per Participant for each Semi-Annual Period of Participation during the Offering Period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during that Semi-Annual Period of Participation by the purchase price in effect for such period. Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

                  6.5 Payment. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first full payroll period beginning with or immediately following the Participant's Entry Date into the Offering Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the Offering Period. The amounts so collected shall be credited to the Participant's book account under the
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Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

                  6.6 Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                           (a) A Participant  may, at any time prior to the last
five business days of the Semi-Annual Period of Participation, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the Semi-Annual Purchase Date immediately following such termination. If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation.

                           (b) Any Participant may, at any time prior to the end
of any Semi- Annual Period of Participation, terminate his/her outstanding purchase right under the Plan for the following Semi-Annual Period of Participation by filing the prescribed notification form with the Plan Administrator (or its designate).

                           (c)  The  termination  by a  Participant  of  his/her
purchase rights under either Section 6.6(a) or (b) shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before the date he/she is first eligible to join the new Offering Period.

                           (d) If the  Participant  ceases to remain an Eligible
Employee while his/her purchase right remains outstanding, then such purchase right shall immediately terminate, and the payroll deductions collected from such Participant for the Semi-Annual Period of Participation in which the purchase right so terminates shall be promptly refunded to the Participant. However, in the event the Participant's cessation of Eligible Employee status occurs by reason of his/her death or permanent disability, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable until the end of the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs:

                                    (i) to  withdraw  all  of the  Participant's
payroll deductions for such Semi-Annual Period of Participation, or
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                                    (ii)  to  have  such   funds  held  for  the
purchase of shares on the Semi-Annual Purchase Date immediately following such cessation of Eligible Employee status.

If no such election is made, then such funds shall be refunded as soon as possible after the close of such Semi-Annual Period of Participation. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                  6.7 Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding SemiAnnual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for such Semi-Annual Period of Participation. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock in the next Semi-Annual Period of Participation. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant for the Semi-Annual Period of Participation shall be promptly refunded to the Participant.

                  6.8 Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

                  6.9 Rights as Shareholder. A Participant shall have no shareholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase. A Participant shall be entitled to receive, as soon as practicable after each Semi-Annual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a designated brokerage account.
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                  6.10  Assignability.  No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

                  6.11 Change in Ownership. Should a Corporate Transaction occur during the Offering Period, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such Corporate Transaction by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at 85 percent of the lower of (i) the fair market value of the Common Stock on the Participant's Entry Date into the Offering Period in which such Corporate Transaction occurs or (ii) the fair market value of the Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations of Articles VI and VII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the Offering Period is other than the Start Date of that Offering Period, be less than the fair market value of the Common Stock on such Start Date.

                  6.12 Notice. The Company shall use its best efforts to provide at least 10 days advance written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VI.

                                   ARTICLE VII
                           LIMITATION ON PARTICIPATION

                  7.1 General. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (a) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (b) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted the Participant) for each calendar year such rights are at any time outstanding.

                  7.2 Accrual of Rights. For purposes of applying the limitation set forth in Section 7.1, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                           (a) The right to acquire Common Stock under each such
purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right
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first becomes  exercisable for each such installment on the last business day of
each  Semi-Annual   Period  of   Participation   for  which  the  right  remains
outstanding.

                           (b) No  right  to  acquire  Common  Stock  under  any
outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 worth of Common Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

                           (c) If by reason  of such  limitation,  any  purchase
right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

                  7.3 Priority. In the event there is any conflict between the provisions of this Article VII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VII shall be controlling.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

                  8.1  Amendments.  The  Board  may  alter,  amend,  suspend  or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Company's shareholders:

                           (a) materially increase the number of shares issuable
under the Plan or the maximum number of shares purchasable per Participant during any one Semi-Annual Period of Participation, except that the Plan Administrator shall have the authority, exercisable without such shareholder approval, to effect adjustments to the extent necessary to reflect changes in the Company's capital structure pursuant to Section 6.2;

                           (b) alter the purchase  price formula so as to reduce
the purchase price payable for the shares issuable under the Plan; or

                           (c)  materially  increase  the  benefits  accruing to
Participants   under  the  Plan  or  materially   modify  the  requirements  for
eligibility to participate in the Plan.

                  8.2 Termination. The Company shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Company elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.
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                                   ARTICLE IX
                               GENERAL PROVISIONS

                  9.1 Plan Commencement. The Plan shall commence upon having been approved by the shareholders. In the event such shareholder approval is not obtained, or such Company compliance is not affected, within 12 months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect.

                  9.2 Termination.  The Plan shall terminate upon the earlier of
(a) the tenth anniversary of the date of this Plan or (b) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

                  9.3   Costs.   All  costs  and   expenses   incurred   in  the
administration of the Plan shall be paid by the Company.

                  9.4 No Employment Rights. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                  9.5 Conflict of Laws. The provisions of the Plan shall be governed by the laws of the State of Arizona without resort to that State's conflict-of-laws rules.

                                    ARTICLE X
                                   DEFINITIONS

                  For purposes of administration of the Plan, the following terms shall have the meanings indicated:

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Company" means Gateway Data Sciences Corporation, an Arizona corporation, and any corporate successor to all or substantially all of the assets or voting stock of Gateway Data Sciences Corporation which shall by appropriate action adopt the Plan.

                  "Common Stock" means shares of the Company's common stock, par value $0.01 per share.
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
                  "Corporate Affiliate" means any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424) which is incorporated in the United States, including any parent or subsidiary corporation which becomes such after the Effective Date.

                  "Corporate Transaction" means

                           (a) a merger  or other  reorganization  in which  the
Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the company is incorporated),

                           (b) a  sale  of  all  or  substantially  all  of  the
Company's assets in liquidation or dissolution of the Company, or

                           (c) a  reverse  merger in which  the  Company  is the
surviving corporation but in which more than 50 percent of the Company's outstanding voting stock is transferred to a person or persons different from those who held the stock immediately prior to such merger.

                  "Earnings" means the sum of the following items of compensation paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan: (a) regular base salary or earnings, plus (b) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. There shall, however, be excluded from the calculation of such Earnings any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Company or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

                  "Effective Date" means the first day of the initial Offering Period which shall commence upon that date specified by the Board and which occurs after the first date that any equity security of the Company becomes registered under Section 12 of the Securities Exchange Act of 1934. However, for any Corporate Affiliate which becomes a Participating Company in the Plan after the first day of the initial Offering Period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

                  "Eligible Employee" means any person who is engaged, on a regularly-scheduled basis of more than 20 hours per week for more than five months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Section 3121(a) of the Code.

                  "Entry Date" means the date an Eligible Employee first joins the Offering Period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

                  "Offering  Period" means the designated period as specified in
Section 3.1 hereof.

                  "Participant" means any Eligible Employee of a Participating Company who is actively participating in the Plan.

                  "Participating Company" means the Company, all Corporate Affiliates listed in Schedule A attached hereto, and such other Corporate Affiliates as may be designated from time to time by the Board upon its decision to extend the benefits of the Plan to its Eligible Employees.

                  "Semi-Annual Entry Date" means the first business day of January and July each calendar year within an Offering Period in effect under the Plan.

                  "Semi-Annual Period of Participation" means each semi-annual period for which the Participant actually participates in an Offering Period in effect under the Plan. There shall be a maximum of four semi-annual periods of participation within each Offering Period. Except as otherwise designated by the Plan Administrator, each semi-annual period shall be six months (except for the initial Offering Period, which may be less than six months) and shall end on the last business day of December and June, respectively.

                  "Semi-Annual Purchase Date" means the last business day of December and June each year on which shares of Common Stock are automatically purchased for Participants under the Plan.

                  "Service" means the period during which an individual performs services as an Eligible Employee and shall be measured from his or her hire date, whether that date is before or after the Effective Date of the Plan.

                  "Start Date" shall mean the first date of any Offering Period.


                                        Gateway Data Sciences Corporation



                                        By:       /s/ Michael M. Gordon
                                                  ------------------------------
                                        Name:     Michael M. Gordon
                                                  ------------------------------
                                        Its:      President
                                                  ------------------------------


ATTESTED BY:

/s/ Matthew J. Gordan
-------------------------------
Secretary
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